Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

Date of report (date of earliest event reported):

November 18, 2008

NaturalNano, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-49901	87-0646435
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

15 Schoen Place

Pittsford, New York 14534

(Address of principal executive offices)

(585) 267-4850

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of November 18, 2008, James Wemett resigned as a member of the Board of Directors of NaturalNano, Inc., a Nevada corporation (the “Company”) for personal reasons.

The Company provided Mr. Wemett with a copy of this Form 8-K and requested that he provide the Company with a letter stating whether he agrees with the statements made herein with respect to his resignation and, if not, in what respects he disagrees.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Notice of resignation submitted by Mr. Wemett to the Company, dated as of November 18, 2008

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURALNANO, INC.

/s/Kent A. Tapper
Date: November 19, 2008	Kent A. Tapper
Chief Financial Officer